UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2026

SiTime Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39135	02-0713868
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5451 Patrick Henry Drive
Santa Clara, California		95054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 328-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SITM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on February 4, 2026, SiTime Corporation, a Delaware corporation (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Renesas Electronics America Inc., a California corporation (“Renesas”). Pursuant to the Asset Purchase Agreement, Renesas will and will cause certain of its affiliates to sell, transfer, assign and convey to the Company all of their right, title and interest in, to and under certain assets related to the timing business of Renesas Electronics Corporation for an aggregate purchase price of approximately $1,500,000,000 in cash and 4,130,644 shares of the Company’s common stock, subject to certain adjustments as set forth in the Asset Purchase Agreement (the “Acquisition”).

On May 8, 2026, at 11:59 p.m. Eastern Time, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), expired in connection with the Acquisition.

The expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Acquisition (the “Closing”), resulting in all of the conditions set forth in Section 8.1(a) of the Asset Purchase Agreement having been satisfied. The Closing remains subject to the satisfaction or waiver of the remaining conditions to the closing of the Acquisition set forth in the Asset Purchase Agreement, including the accuracy of each party’s representations and warranties as of the Closing, subject in certain instances, to certain materiality and other thresholds and the performance by each party of its obligations and covenants under the Asset Purchase Agreement in all material respects.

As previously disclosed, in connection with its entry into the Asset Purchase Agreement, on February 4, 2026, the Company entered into a debt financing commitment letter (the “Commitment Letter”) with Wells Fargo Securities, LLC and Wells Fargo Bank, National Association (collectively, “Wells Fargo”), pursuant to which Wells Fargo has committed to provide the Company with debt financing to fund a portion of the cash consideration in an aggregate principal amount of up to $900.0 million in the form of a 364-day senior secured bridge loan facility (the “Bridge Facility”), subject to customary conditions. Subject to market conditions and other factors, in lieu of all or a portion of the Bridge Facility, the Company may fund a portion of the Acquisition consideration through one or more bank financing or capital markets transactions. The consummation of the Acquisition is not conditioned on the availability of the Bridge Facility or any alternative financing. The foregoing description of the Commitment Letter set forth herein is subject to, and qualified in its entirety by reference to, the full text of the Commitment Letter, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 4, 2026.

Forward-Looking Statements

The information set forth in this Current Report contains certain “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which include information concerning the structure, timing, and the Closing, the Company’s cash position and business strategy following the Closing and cash runway, the Company’s plans, objectives, goals, strategies, future revenues, financial position, capital expenditures, and other information that is not historical information. Forward-looking statements can be identified by words such as “outlook,” “forecast,” “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “will,” and variations of such words or similar expressions. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied by the forward-looking statements contained herein. These include, but are not limited to: the Company’s ability to satisfy closing conditions to the Acquisition and related transactions (collectively, the “Transactions”), the timing of the Closing thereof, unexpected costs, charges or expenses resulting from the Transactions, potential adverse reactions or changes to business relationships resulting from announcements relating to the Transactions and the Closing, and the Company’s ability to realize the anticipated benefits of the Transactions. Numerous other factors, many of which are beyond the Company’s control could cause actual results to differ materially from those expressed as forward-looking statements. Other risk factors include those that are discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and other filings made with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth therein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SiTime Corporation

Date: May 11, 2026	By:	/s/ Vincent P. Pangrazio
Vincent P. Pangrazio
Executive Vice President, Chief Legal Officer and Corporate Secretary